[LOGO]                                                             [PHOTO]
EATON VANCE -Registered Trademark- MUTUAL FUND









Annual Report August 31, 2000

[PHOTO]




                                   EATON VANCE
                                     Growth
                                      Fund



                                                         [LOGO]




                                    [PHOTO]

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]
James B. Hawkes
President

Eaton Vance Growth Fund, Class A shares, had a total return of 7.74% during the year ended August 31, 2000. That return was the result of an increase in net asset value per share (NAV) from $9.95 on August 31, 1999 to $10.36 on August 31, 2000, and the reinvestment of $0.341 per share in capital gains distributions.(1)

Class B shares had a total return of 6.74% for the same period, the result of an increase in NAV from $17.33 to $18.14, and the reinvestment of $0.341 per share in capital gains distributions.(1)

Class C shares had a total return of 6.70% for the same period, the result of an increase in NAV from $15.33 to $16.00, and the reinvestment of $0.341 per share in capital gains distributions.(1)

The first half of 2000 was a volatile period in the U.S. equity markets. While the economy continued to exhibit signs of healthy growth, other factors contributed to a wild ride for stocks. Investors and economists, wary of inflation, have been concerned that the economy has been growing too quickly. Since June of last year, the Federal Reserve Board has raised its target federal funds rate, a key indicator of short-term interest rates, by 175 basis points (1.75%). While there is convincing evidence that the Fed has successfully engineered a "soft landing" for the economy, the downside is that slowed consumer spending can have a negative impact on corporate profits, and therefore, stock prices.

The prospects for slower growth, higher inflation (mainly due to skyrocketing fuel costs), and lower corporate profits had investors, especially in the volatile technology sector, running for the exits this spring. After a buoyant first quarter, the tech-heavy NASDAQ Composite Index suffered its worst one-day loss ever in April, and posted a 14.7% loss in the second quarter. Since then, the index has been characterized by wild fluctuations and, at August 31, had returned only 3.37% year-to-date.

An economic slowdown, dramatic market swings in a compressed time frame, and changes in investor sentiment all underscore the fact that the financial markets are largely unpredictable. At Eaton Vance, we are confident that our experience, research capabilities, and investment discipline give us the tools we will need to navigate the dramatic turns that surely await us. As always, we urge investors to diversify their portfolios and to take a long-term investment view.

On the pages that follow, Portfolio Manager Arieh Coll gives shareholders an update on the performance of Eaton Vance Growth Fund.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             October 12, 2000

PERFORMANCE(2)                                CLASS A   CLASS B    CLASS C
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                                        7.74%      6.74%     6.70%
Five Years                                     15.23      14.24     13.11
Ten Years                                      12.80       N.A.      N.A.
Life of Fund+                                  10.39      14.74     14.17

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                        1.52%      1.74%     5.70%
Five Years                                     13.87      14.01     13.11
Ten Years                                      12.13       N.A.      N.A.
Life of Fund+                                  10.26      14.66     14.17

+Inception Dates - Class A: 8/1/52; Class B: 9/13/94; Class C:11/7/94

TEN LARGEST EQUITY HOLDINGS(3)
------------------------------------------
Precision Castparts Corp.            8.4%
Tech Data Corp.                      6.5
Metris Companies, Inc.               4.4
Concord EFS, Inc.                    3.7
Emulex Corp.                         3.7
Knight Trading Group                 3.0
Philip Morris Co., Inc.              2.9
Micron Technology, Inc.              2.6
Advanced Micro Devices, Inc.         2.6
Providian Financial Corp.            2.5

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (3) Ten largest equity holdings accounted for 40.2% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

Eaton Vance Growth Fund as of August 31, 2000
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

AN INTERVIEW WITH ARIEH COLL, VICE PRESIDENT AND PORTFOLIO MANAGER OF GROWTH PORTFOLIO

[PHOTO]
Arieh Coll
Portfolio Manager

Q: Arieh, you took over the helm in January. Would you provide us with an overview of your management style?

A: MR. COLL: Eaton Vance Growth Portfolio primarily uses a "growth at a reasonable price" (GARP)investment style. Frequently, this means that the stock's price-to-earnings multiple (P/E) is at a discount to the company's expected growth rate. In addition to this GARP feature, we are looking for situations in which we are more optimistic about the company's earnings prospects than industry analysts' consensus. We want to invest in stocks that we believe will grow in value over time, in order to achieve capital growth for the shareholders.

Q:   What criteria do you use to identify these stocks?

A: We're looking for stocks that are attractive in terms of their upside potential - their ability to increase in value and at the same time have built-in protection against the downside. First, we want to ascertain that a company has solid financial characteristics and growth prospects. Next, we determine whether a particular stock is favorably valued in relation to its fundamental value. Characteristics of a company that we might examine could include: high return on equity, sustainable competitive advantage, large market opportunities, recurring revenue, pricing power, and rising market share.

Q: The weighting in technology stocks increased somewhat since last year. What can you tell us about this sector?

A: While we did increase the Portfolio's exposure to tech stocks since last year's report, our weighting is still less than what it could be if I were more bullish on the sector. Stocks identified with technology companies and a variety of associated industries (such as information distribution, computer services, semiconductors, and networking equipment) accounted for a higher percentage of the Portfolio recently than they have in the past, but it is a lesser weighting than in our comparable index, the S&P 500 Index.*

     One reason for this caution when investing in tech stocks is that they are more susceptible to cyclical changes in the economy, such as we are starting to experience. The second reason is the high valuation of these stocks: the price levels are disproportionate to the companies' earnings. As I've mentioned, the Portfolio has been positioned to achieve growth at a reasonable price, so we aim to invest in companies with a lower P/E ratio and sustainable growth, rather than those with a high P/E which have a greater chance of missing their earnings numbers because of a slowing economy.

     That said, we continue to believe that technology is clearly the area for the most growth in our economy in the future. Over the next 5 years, this is an area growth investors should remain exposed to, although right now may be a period of caution. Overall, we are very comfortable owning technology stocks when the time is right.

* The S&P 500 Composite Index is an unmanaged index commonly used as a measure of U.S. stock market performance. It is not possible to invest directly in the Index.

FIVE LARGEST INDUSTRY POSITIONS+
-----------------------------------------------------
BY TOTAL NET ASSETS

COMPUTER SERVICES                     12.4%
AEROSPACE AND DEFENSE                 11.6%
SEMICONDUCTORS                         6.9%
OIL AND GAS - EQUIPMENT AND SERVICES   6.1%
INVESTMENT SERVICES                    5.5%

+ Portfolio holdings subject to change due to active management.

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION:
--------------------------------------------------------------------------------

Q:   What about the related area of telecommunications stocks?

A: We identified a trend, through March of this year, for this sector to be highly overvalued because it was perceived to be a direct beneficiary of the growth of the Internet. We couldn't justify paying high prices for companies with minimal revenues, in many cases huge losses, and which were years away from turning a profit. While the stocks were going up, we felt it was important to maintain that discipline. And now that the stocks in that area have started to show signs of weakness, we feel that our investment discipline was justified. Now that valuations are coming back down to earth, we find ourselves in the position of being able to sift through the wreckage and find the hidden gems in the telecom area.

Q:   Was there another sector that you felt was more favorable?

A: One area we participated in was commercial aerospace - companies such as Boeing, Airbus, and all their suppliers. This industry tends to move in three to four-year cycles of growth, followed by three to four years of decline. In 1997, the industry peaked prematurely and went into a downturn because of the Asian crisis and the fall-out for the economies around the globe: they all cancelled aircraft orders. Subsequently, in the past 3 years, the global economy has been recovering and the airline industry has been prospering as worldwide travel has been on a dramatic upswing. The orders for aircraft have been picking up, and we started to identify the trend earlier this year when business at selected individual companies began to show signs of life. Having witnessed similar cycles in the past, I began to invest in this industry at the beginning of the upturn. This is an example of the downside protection we mentioned earlier: the prices for these stocks were already significantly down from their highs, yet there was strong potential for growth going into the upcycle. To date, this has been a very successful strategy for us.

Q: What is your outlook for stocks in the near future, and how are you positioning Growth Portfolio?

A: The Federal Reserve has been raising rates for more than six months, and it's starting to take effect, as evidenced by a slowdown in retail sales in the past two months (July and August). The consumer represents about two-thirds of the spending in the GDP of this country, but with higher interest rates, consumer spending could slow. That in turn could begin to affect the whole economy: first the consumer-oriented companies, and eventually the companies that are not consumer-oriented but which supply goods to consumer companies.

     As a result, I see EPS (earnings per share) growth, which had been at 16-to-20% per annum this year, slowing dramatically going into next year. As earnings growth slows, many companies will be missing projected earnings numbers, which can cause their stock prices to fall, often disproportionately. The question then becomes: How do you avoid the problem stocks ahead of time? Often, it's very high quality companies that are missing their numbers - very recently, for example, Gillette and Rockwell announced they'd missed earnings estimates.

     In light of this, I want to try to position the Portfolio to own companies that are healthy enough to be less susceptible to a slowdown in revenues, causing their profits to be below target as well. For example, we may want to focus more on companies that are non-cyclical: that is, less sensitive to changes in the economy. Typically, drug stocks and tobacco companies are less likely to be hurt by a slowing economy and can often counteract market volatility, for example. We will continue to use our research teams and market discipline to invest in established companies that we believe can provide long-term growth potential.

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

PERFORMANCE


Comparison of Change in Value of a $10,000 investment in Eaton Vance Growth
Fund, Class A vs. the Standard & Poor's 500 Index*

August 31, 1990 - August 31, 2000

Date                S&P 500 Index        Eaton Vance Growth        Fund including
                                            Fund Class A         maxium sales charge
 8/31/1990            $10,000.00             $10,000.00              $10,000.00
 9/30/1990             $9,488.16              $9,349.00               $8,814.45
10/31/1990             $9,424.60              $9,047.88               $8,530.55
11/30/1990             $9,989.46              $9,707.48               $9,152.42
12/31/1990            $10,237.48              $9,939.29               $9,370.98
 1/31/1991            $10,662.51             $10,331.06               $9,740.35
 2/28/1991            $11,379.90             $11,216.16              $10,574.85
 3/31/1991            $11,632.56             $11,434.56              $10,780.76
 4/30/1991            $11,636.59             $11,449.15              $10,794.51
 5/31/1991            $12,085.50             $12,032.54              $11,344.55
 6/30/1991            $11,506.70             $11,347.05              $10,698.25
 7/31/1991            $12,022.88             $12,003.37              $11,317.05
 8/31/1991            $12,259.11             $12,324.24              $11,619.57
 9/30/1991            $12,024.43             $12,178.18              $11,481.86
10/31/1991            $12,167.04             $12,691.10              $11,965.45
11/30/1991            $11,632.56             $12,266.11              $11,564.76
12/31/1991            $12,930.62             $13,881.64              $13,087.92
 1/31/1992            $12,672.99             $13,773.55              $12,986.01
 2/29/1992            $12,794.52             $13,804.43              $13,015.13
 3/31/1992            $12,515.19             $13,323.33              $12,561.53
 4/30/1992            $12,864.27             $13,137.21              $12,386.05
 5/31/1992            $12,876.67             $13,152.72              $12,400.68
 6/30/1992            $12,653.15             $12,951.08              $12,210.57
 7/31/1992            $13,151.35             $13,354.35              $12,590.78
 8/31/1992            $12,835.75             $13,214.76              $12,459.17
 9/30/1992            $12,952.63             $13,401.39              $12,635.13
10/31/1992            $12,979.91             $13,557.22              $12,782.05
11/30/1992            $13,372.71             $14,429.87              $13,604.80
12/31/1992            $13,507.87             $14,607.06              $13,771.86
 1/31/1993            $13,603.05             $14,519.39              $13,689.20
 2/28/1993            $13,745.66             $14,028.39              $13,226.28
 3/31/1993            $14,002.67             $14,398.67              $13,575.39
 4/30/1993            $13,646.76             $13,446.98              $12,678.11
 5/31/1993            $13,956.78             $13,728.96              $12,943.97
 6/30/1993            $13,967.32             $13,605.60              $12,827.66
 7/31/1993            $13,892.92             $13,376.49              $12,611.65
 8/31/1993            $14,371.28             $14,222.43              $13,409.22
 9/30/1993            $14,227.74             $14,364.01              $13,542.71
10/31/1993            $14,503.66             $14,487.84              $13,659.46
11/30/1993            $14,316.41             $13,992.53              $13,192.47
12/31/1993            $14,460.88             $14,240.52              $13,426.29
 1/31/1994            $14,930.87             $14,895.87              $14,044.16
 2/28/1994            $14,482.27             $14,559.34              $13,726.87
 3/31/1994            $13,819.44             $13,546.54              $12,771.99
 4/30/1994            $13,979.10             $13,617.65              $12,839.03
 5/31/1994            $14,152.72             $13,777.65              $12,989.88
 6/30/1994            $13,773.25             $13,173.21              $12,420.00
 7/31/1994            $14,206.97             $13,688.76              $12,906.08
 8/31/1994            $14,741.44             $14,150.98              $13,341.87
 9/30/1994            $14,344.31             $13,812.12              $13,022.39
10/31/1994            $14,643.79             $14,115.49              $13,308.41
11/30/1994            $14,065.29             $13,580.14              $12,803.67
12/31/1994            $14,237.97             $13,612.36              $12,834.05
 1/31/1995            $14,583.95             $13,690.93              $12,908.13
 2/28/1995            $15,108.82             $14,299.85              $13,482.23
 3/31/1995            $15,523.00             $14,733.30              $13,890.89
 4/30/1995            $15,957.03             $14,812.08              $13,965.17
 5/31/1995            $16,536.46             $15,186.33              $14,318.02
 6/30/1995            $16,888.33             $15,678.75              $14,782.29
 7/31/1995            $17,424.98             $16,131.78              $15,209.41
 8/31/1995            $17,419.39             $16,407.53              $15,469.40
 9/30/1995            $18,117.87             $16,762.41              $15,803.98
10/31/1995            $18,027.65             $16,466.60              $15,525.09
11/30/1995            $18,767.67             $17,117.38              $16,138.65
12/31/1995            $19,095.05             $17,590.83              $16,585.05
 1/31/1996            $19,717.88             $18,040.31              $17,008.82
 2/29/1996            $19,854.60             $18,489.78              $17,432.60
 3/31/1996            $20,011.78             $18,622.86              $17,558.07
 4/30/1996            $20,280.57             $19,155.53              $18,060.28
 5/31/1996            $20,744.05             $19,688.20              $18,562.49
 6/30/1996            $20,790.86             $19,339.92              $18,234.12
 7/31/1996            $19,839.72             $18,192.63              $17,152.44
 8/31/1996            $20,212.98             $18,930.17              $17,847.81
 9/30/1996            $21,307.97             $19,803.21              $18,670.94
10/31/1996            $21,864.77             $19,864.84              $18,729.04
11/30/1996            $23,469.12             $21,056.32              $19,852.39
12/31/1996            $22,964.41             $20,799.26              $19,610.03
 1/31/1997            $24,372.52             $22,272.17              $20,998.72
 2/28/1997            $24,516.99             $22,249.85              $20,977.68
 3/31/1997            $23,472.22             $21,245.59              $20,030.84
 4/30/1997            $24,843.13             $22,361.43              $21,082.88
 5/31/1997            $26,305.80             $23,923.61              $22,555.74
 6/30/1997            $27,440.48             $24,838.60              $23,418.41
 7/31/1997            $29,584.88             $26,668.58              $25,143.76
 8/31/1997            $27,885.35             $25,179.01              $23,739.35
 9/30/1997            $29,367.56             $26,540.03              $25,022.56
10/31/1997            $28,355.03             $26,029.65              $24,541.35
11/30/1997            $29,619.30             $26,612.95              $25,091.30
12/31/1997            $30,085.26             $26,732.62              $25,204.13
 1/31/1998            $30,390.63             $26,881.14              $25,344.16
 2/28/1998            $32,531.62             $29,207.87              $27,537.85
 3/31/1998            $34,156.44             $30,668.26              $28,914.74
 4/30/1998            $34,466.46             $31,460.34              $29,661.53
 5/31/1998            $33,817.58             $30,123.71              $28,401.32
 6/30/1998            $35,151.29             $30,618.76              $28,868.07
 7/31/1998            $34,744.85             $30,148.46              $28,424.66
 8/31/1998            $29,677.58             $25,544.51              $24,083.95
 9/30/1998            $31,530.88             $27,351.44              $25,787.56
10/31/1998            $34,060.95             $29,257.37              $27,584.52
11/30/1998            $36,074.84             $30,371.23              $28,634.70
12/31/1998            $38,108.57             $31,628.49              $29,820.06
 1/31/1999            $39,674.48             $31,877.28              $30,054.63
 2/28/1999            $38,390.69             $31,441.89              $29,644.13
 3/31/1999            $39,880.02             $31,286.39              $29,497.52
 4/30/1999            $41,393.23             $32,934.68              $31,051.56
 5/31/1999            $40,359.31             $31,815.09              $29,995.99
 6/30/1999            $42,556.73             $33,836.57              $31,901.89
 7/31/1999            $41,192.96             $32,405.98              $30,553.10
 8/31/1999            $40,935.33             $30,944.29              $29,174.98
 9/30/1999            $39,766.56             $30,104.60              $28,383.30
10/31/1999            $42,253.53             $31,441.89              $29,644.13
11/30/1999            $43,058.97             $31,877.28              $30,054.63
12/31/1999            $45,549.67             $33,049.71              $31,160.03
 1/31/2000            $43,231.03             $31,279.77              $29,491.29
 2/29/2000            $42,361.73             $32,052.11              $30,219.47
 3/31/2000            $46,458.95             $31,376.31              $29,582.31
 4/30/2000            $45,028.21             $29,992.53              $28,277.65
 5/31/2000            $44,042.66             $29,284.56              $27,610.16
 6/30/2000            $45,095.49             $30,249.98              $28,520.38
 7/31/2000            $44,358.57             $30,121.26              $28,399.02
 8/31/2000            $47,051.09             $33,339.34              $31,433.10

Performance**                       Class A          Class B         Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                             7.74%            6.74%            6.70%
Five Years                          15.23            14.24            13.11
Ten Years                           12.80             N.A.             N.A.
Life of Fund+                       10.39            14.74            14.17

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                             1.52%            1.74%            5.70%
Five Years                          13.87            14.01            13.11
Ten Years                           12.13             N.A.             N.A.
Life of Fund+                       10.26            14.66            14.17

+    Inception Dates - Class A: 8/1/52; Class B: 9/13/94; Class C:11/7/94



*    Source: TowersData, Bethesda, MD. Investment operations commenced 8/1/52.

     The chart compares the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and in the S&P 500 Index. An investment in the Fund's Class B shares on 9/13/94 at net asset value would have grown to $22,730 on August 31, 2000; $22,630 less the applicable 1% CDSC. An investment in the Fund's Class C shares on 11/17/94 at net asset value would have grown to $21,626 on August 31, 2000. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2000
Assets
------------------------------------------------------
Investment in Growth Portfolio, at value
   (identified cost, $153,855,093)        $183,552,695
Receivable for Fund shares sold                  6,503
------------------------------------------------------
TOTAL ASSETS                              $183,559,198
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    131,750
Payable to affiliate for service fees           34,657
Accrued expenses                                52,701
------------------------------------------------------
TOTAL LIABILITIES                         $    219,108
------------------------------------------------------
NET ASSETS                                $183,340,090
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $117,119,248
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                36,523,240
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         29,697,602
------------------------------------------------------
TOTAL                                     $183,340,090
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $164,387,718
SHARES OUTSTANDING                          15,870,454
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.36
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $10.36)      $      10.99
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 16,178,397
SHARES OUTSTANDING                             891,798
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      18.14
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  2,773,975
SHARES OUTSTANDING                             173,370
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      16.00
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2000
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $8,125)         $  1,277,937
Interest allocated from Portfolio              357,957
Expenses allocated from Portfolio           (1,344,422)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $    291,472
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,414
Distribution and service fees
   Class A                                     244,444
   Class B                                     166,356
   Class C                                      28,706
Transfer and dividend disbursing agent
   fees                                        247,410
Registration fees                               44,771
Printing and postage                            29,702
Custodian fee                                   25,097
Legal and accounting services                   19,839
Amortization of organization expenses            1,570
Miscellaneous                                   21,603
------------------------------------------------------
TOTAL EXPENSES                            $    833,912
------------------------------------------------------

NET INVESTMENT LOSS                       $   (542,440)
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)             $ 36,520,051
------------------------------------------------------
NET REALIZED GAIN                         $ 36,520,051
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(23,044,486)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(23,044,486)
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 13,475,565
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 12,933,125
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $      (542,440) $       (13,959)
   Net realized gain                           36,520,051        6,475,017
   Net change in unrealized
      appreciation (depreciation)             (23,044,486)      31,511,267
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $    12,933,125  $    37,972,325
--------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $            --  $      (607,094)
   From net realized gain
      Class A                                  (5,729,518)     (38,002,001)
      Class B                                    (341,187)      (2,497,085)
      Class C                                     (66,382)        (491,324)
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (6,137,087) $   (41,597,504)
--------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $     4,017,143  $     7,883,912
      Class B                                   3,557,593        4,533,979
      Class C                                     882,940        1,803,734
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                   4,951,965       32,903,156
      Class B                                     304,903        2,234,763
      Class C                                      65,013          489,674
   Cost of shares redeemed
      Class A                                 (22,273,843)     (23,960,578)
      Class B                                  (6,975,984)      (6,559,676)
      Class C                                  (1,535,083)      (1,432,477)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $   (17,005,353) $    17,896,487
--------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $   (10,209,315) $    14,271,308
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   193,549,405  $   179,278,097
--------------------------------------------------------------------------
AT END OF YEAR                            $   183,340,090  $   193,549,405
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS A
                                  -------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------
                                   2000(1)       1999         1998         1997         1996
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  9.950     $ 10.320     $ 10.360     $  9.240     $  8.330
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income (loss)      $ (0.020)    $  0.008     $  0.044     $  0.020     $  0.043
Net realized and unrealized
   gain                              0.771        2.153        0.111        2.845        1.202
-----------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $  0.751     $  2.161     $  0.155     $  2.865     $  1.245
-----------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------
From net investment income        $     --     $ (0.039)    $     --     $ (0.019)    $ (0.035)
In excess of net investment
   income                               --           --           --       (0.018)          --
From net realized gain              (0.341)      (2.492)      (0.195)      (0.890)      (0.300)
In excess of net realized gain          --           --           --       (0.762)          --
From paid-in capital                    --           --           --       (0.056)          --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.341)    $ (2.531)    $ (0.195)    $ (1.745)    $ (0.335)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 10.360     $  9.950     $ 10.320     $ 10.360     $  9.240
-----------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       7.74%       21.14%        1.45%       33.01%       15.38%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $164,388     $171,752     $159,602     $165,676     $138,252
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)              1.09%        1.03%        1.08%        1.01%        0.98%
   Interest expense(3)                0.01%          --           --           --           --
   Net investment income
      (loss)                         (0.21)%       0.09%        0.37%        0.19%        0.48%
Portfolio Turnover of the
   Portfolio                           274%          34%          55%          28%          62%
-----------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS B
                                  -----------------------------------
                                         YEAR ENDED AUGUST 31,
                                  -----------------------------------
                                   2000(1)       1999         1998
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $17.330      $16.490      $16.560
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment loss                $(0.180)     $(0.135)     $(0.079)
Net realized and unrealized
   gain                              1.331        3.467        0.204
---------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $ 1.151      $ 3.332      $ 0.125
---------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------
From net realized gain             $(0.341)     $(2.492)     $(0.195)
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $(0.341)     $(2.492)     $(0.195)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $18.140      $17.330      $16.490
---------------------------------------------------------------------

TOTAL RETURN(2)                       6.74%       20.28%        0.72%
---------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $16,178      $18,553      $17,359
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)              1.94%        1.85%        1.93%
   Interest expense(3)                0.01%          --           --
   Net investment loss               (1.05)%      (0.74)%      (0.48)%
Portfolio Turnover of the
   Portfolio                           274%          34%          55%
---------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS C
                                  -----------------------------------
                                         YEAR ENDED AUGUST 31,
                                  -----------------------------------
                                   2000(1)       1999         1998
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $15.330      $14.840      $14.940
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment loss                $(0.159)     $(0.109)     $(0.079)
Net realized and unrealized
   gain                              1.170        3.091        0.174
---------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $ 1.011      $ 2.982      $ 0.095
---------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------
From net realized gain             $(0.341)     $(2.492)     $(0.195)
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $(0.341)     $(2.492)     $(0.195)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $16.000      $15.330      $14.840
---------------------------------------------------------------------

TOTAL RETURN(2)                       6.70%       20.16%        0.60%
---------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $ 2,774      $ 3,244      $ 2,316
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)              1.94%        1.91%        1.94%
   Interest expense(3)                0.01%          --           --
   Net investment loss               (1.05)%      (0.80)%      (0.51)%
Portfolio Turnover of the
   Portfolio                           274%          34%          55%
---------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.9% at August 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, were amortized on the straight-line basis over five years and are fully amortized at August 31, 2000.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 E Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

 F Other -- Investment transactions are accounted for on a trade-date basis.

 G Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS A                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        411,478      732,661
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 504,787    3,332,403
    Redemptions                               (2,298,891)  (2,270,205)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                   (1,382,626)   1,794,859
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS B                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        207,399      250,516
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  17,635      129,548
    Redemptions                                 (403,866)    (362,262)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                     (178,832)      17,802
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS C                                      2000         1999
    ------------------------------------------------------------------
    Sales                                         58,631      112,275
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   4,263       32,068
    Redemptions                                 (101,210)     (88,754)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (38,316)      55,589
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves only as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,438 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2000.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $125,243 and $21,530 for Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares. At August 31, 2000, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $168,000 and $430,000 for Class B and Class C shares, respectively.

   The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers in amounts equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2000 amounted to $244,444, $41,113, and $7,176 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $66,000 of CDSC paid by shareholders for Class B shares for the year ended August 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $8,505,726 and $32,544,071, respectively, for the year ended August 31, 2000.

  Tax Information (Unaudited)
-------------------------------------------
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $37,464,254 as capital gain dividends for the fiscal year ended August 31, 2000.

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GROWTH FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Growth Fund (the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2000

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 100.4%

SECURITY                                  SHARES    VALUE
----------------------------------------------------------------
Aerospace and Defense -- 11.6%
----------------------------------------------------------------
BE Aerospace, Inc.(1)                      60,000   $    971,250
One of the world's largest manufacturers
of commercial and general aviation
aircraft cabin interior products.
Boeing Company (The)                       66,000      3,539,250
One of the world's major
aerospace firms.
Fairchild Corp. Class A(1)                 20,000        137,500
The company manufactures and markets
high performance fastening systems and
tooling and related services used in the
manufacture and maintenance of
commercial and military aircraft.
Hexcel Corp.(1)                            90,000      1,243,125
Producer of advanced structural
materials used in the commercial
aerospace, space and defense,
electronics, and industrial markets.
Precision Castparts Corp.                 202,000     15,352,000
Manufactures complex structural
investment castings and airfoil castings
used in jet aircraft engines.
----------------------------------------------------------------
                                                    $ 21,243,125
----------------------------------------------------------------
Apparel -- 1.2%
----------------------------------------------------------------
Reebok International Ltd.(1)              117,000   $  2,244,937
Designs and markets sports and fitness
products, including footwear
and apparel.
----------------------------------------------------------------
                                                    $  2,244,937
----------------------------------------------------------------
Banks and Money Services -- 4.4%
----------------------------------------------------------------
Metris Companies, Inc.                    222,834   $  8,008,097
An information based direct marketer of
consumer credit products and fee-based
services primarily to moderate
income consumers.
----------------------------------------------------------------
                                                    $  8,008,097
----------------------------------------------------------------
Batteries -- 1.6%
----------------------------------------------------------------
Energizer Holdings, Inc.(1)               150,000   $  2,962,500
Manufactures dry cell batteries
and flashlights.
----------------------------------------------------------------
                                                    $  2,962,500
----------------------------------------------------------------
Business Services - Miscellaneous -- 0.8%
----------------------------------------------------------------
Complete Business Solutions, Inc.(1)       42,000   $    567,000
Provides information technology services
to large and mid-size organizations.
Forrester Research, Inc.(1)                 2,300        140,587
Market research firm focused on the
Internet and technology.
Heidrick and Struggles International,
Inc.(1)                                    12,500        726,562
Executive search firm with operations
around the world.
----------------------------------------------------------------
                                                    $  1,434,149
----------------------------------------------------------------
SECURITY                                  SHARES    VALUE
----------------------------------------------------------------
Computer Hardware -- 0.2%
----------------------------------------------------------------
Pinnacle Systems, Inc.(1)                  25,000   $    315,625
Designs, manufactures, markets, and
supports computer-based video
post-production products to serve the
broadcast, desktop and
consumer markets.
----------------------------------------------------------------
                                                    $    315,625
----------------------------------------------------------------
Computer Services -- 12.4%
----------------------------------------------------------------
Concord EFS, Inc.(1)                      212,500   $  6,826,562
A fully integrated leading provider of
electronic transaction authorization,
processing, settlement and funds
transfer services on a
nationwide basis.
Ingram Micro, Inc.(1)                     100,000      1,500,000
One of the leading distributors of
information technology products and
services worldwide.
SunGard Data Systems, Inc.(1)              70,000      2,520,000
Data storage and emergency back
up products.
Tech Data Corp.(1)                        230,000     11,873,750
One of the leading providers of IT
products, logistics management and other
value-added services.
----------------------------------------------------------------
                                                    $ 22,720,312
----------------------------------------------------------------
Computer Software -- 1.1%
----------------------------------------------------------------
Interact Commerce Corp.(1)                191,500   $  1,986,813
A provider of applications and services
that streamline selling processes for
individuals and enable collaborative
selling networks for companies,
customers and partners.
Software.com, Inc.(1)                         500         72,781
Develops and markets infrastructure
applications for the Internet based on
open Internet standards and protocols.
----------------------------------------------------------------
                                                    $  2,059,594
----------------------------------------------------------------
Computers and Business Equipment -- 3.2%
----------------------------------------------------------------
CDW Computer Centers, Inc.(1)              12,000   $    882,000
A direct marketer of
microcomputer products.
Insight Enterprises, Inc.(1)               84,000      4,221,000
Through a subsidiary, Insight Direct
Wordwide, Inc., is a global marketer of
brand name computers, hardware
and software.
PC Connection, Inc.(1)                     12,000        777,000
Direct marketer of information
technology solutions to small and medium
sized businesses, government and
educational institutions.
----------------------------------------------------------------
                                                    $  5,880,000
----------------------------------------------------------------
Drugs -- 3.6%
----------------------------------------------------------------
Biovail Corp. (1)                             100   $      6,406
Pharmaceutical company specializing in
the development of drugs utilizing
advanced controlled release, rapid
dissolve, enhanced absorption and taste
masking technologies.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES    VALUE
----------------------------------------------------------------

Drugs (continued)
----------------------------------------------------------------
Elan Corp., PLC ADR(1)                     40,000   $  2,332,500
Worldwide specialty
pharmaceutical company.
Immune Response Corp.(1)                  100,000        900,000
A biopharmaceutical company that is
developing immune based therapies.
Teva Pharmaceutical Industries Ltd. ADR    55,278      3,351,229
A fully integrated pharmaceutical
company producing drugs in all major
therapeutic categories.
----------------------------------------------------------------
                                                    $  6,590,135
----------------------------------------------------------------
Electronic Manufacturing Services -- 2.3%
----------------------------------------------------------------
APW Ltd.(1)                                40,000   $  1,760,000
A leading global electronic
manufacturing services (EMS) provider
focused on the integrated electronic
enclosure systems market.
C-MAC Industries, Inc.(1)                  20,000      1,433,750
Designs and manufactures integrated
electronic manufacturing solutions.
Pemstar, Inc.(1)                           58,900      1,093,331
A provider of electronic manufacturing
services to original
equipment manufacturers.
----------------------------------------------------------------
                                                    $  4,287,081
----------------------------------------------------------------
Electronics - Instruments -- 0.5%
----------------------------------------------------------------
Agilent Technologies, Inc.(1)              17,000   $  1,025,312
A diversified technology company that
provides enabling solutions to high
growth markets within the
communications, electronics, life
sciences and healthcare industries.
----------------------------------------------------------------
                                                    $  1,025,312
----------------------------------------------------------------
Financial Services -- 5.2%
----------------------------------------------------------------
Citigroup, Inc.                            26,667   $  1,556,667
A diversified holding company that
provides a broad range of
financial services.
Federal National Mortgage Association      62,000      3,332,500
U.S. Government sponsored mortgage
lender and provider of secondary
mortgage market.
Providian Financial Corp.                  40,000      4,597,500
A provider of lending and deposit
products to customers throughout the
United States, and offers credit cards
in the United Kingdom.
----------------------------------------------------------------
                                                    $  9,486,667
----------------------------------------------------------------
Gaming -- 0.2%
----------------------------------------------------------------
Penn National Gaming, Inc.(1)              22,800   $    319,200
A diversified gaming and pari-mutuel
wagering company.
----------------------------------------------------------------
                                                    $    319,200
----------------------------------------------------------------
SECURITY                                  SHARES    VALUE
----------------------------------------------------------------
Health Services -- 4.6%
----------------------------------------------------------------
Cardinal Health, Inc.                      20,000   $  1,636,250
Provides complementary products and
services to health care providers
and manufacturers.
Caremark Rx, Inc.(1)                      250,000      2,453,125
Pharmaceutical services company that
provides pharmacy benefit
management services.
Express Scripts, Inc. Class A(1)           22,000      1,566,125
Provides a combination of benefit
management services, drug formulary
management programs and other clinical
management programs.
MedQuist, Inc.(1)                         140,000      2,712,500
Provides electronic transcription and
data management services to the
healthcare industry.
----------------------------------------------------------------
                                                    $  8,368,000
----------------------------------------------------------------
Home Building -- 0.4%
----------------------------------------------------------------
NVR, Inc.(1)                               10,000   $    735,000
One of the largest homebuilders in the
United States.
----------------------------------------------------------------
                                                    $    735,000
----------------------------------------------------------------
Information Services -- 0.3%
----------------------------------------------------------------
Cambridge Technology Partners, Inc.(1)     21,250   $    130,821
Software consulting company.
Cognos, Inc.(1)                               100          4,319
Computer tool developer and supporter.
ProsoftTraining.com(1)                     30,000        401,250
Provides certification to individuals
seeking to validate their Internet
skills to employers and clients.
----------------------------------------------------------------
                                                    $    536,390
----------------------------------------------------------------
Insurance -- 1.9%
----------------------------------------------------------------
MGIC Investment Corp.                      25,000   $  1,470,312
The leading provider of private mortgage
insurance coverage to U.S. banks and
other mortgage suppliers.
Progressive Corp.                          27,000      2,046,938
Insurer focusing on high risk and
standard auto coverage.
----------------------------------------------------------------
                                                    $  3,517,250
----------------------------------------------------------------
Investment Services -- 5.5%
----------------------------------------------------------------
Knight Trading Group, Inc.(1)             177,000   $  5,553,375
One of the leading market makers in
Nasdaq securities and over-the-counter
market in exchange-listed
equity securities.
Lehman Brothers Holding, Inc.              21,000      3,045,000
A global investment bank that serves
institutional, corporate, government and
high-net-worth individual clients.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES    VALUE
----------------------------------------------------------------

Investment Services (continued)
----------------------------------------------------------------
Stilwell Financial, Inc.(1)                30,000   $  1,451,250
Provides investment management services
through its subsidiaries, Janus Capital
Corporation, Berger LLC and Nelson Money
Managers PLC.
----------------------------------------------------------------
                                                    $ 10,049,625
----------------------------------------------------------------
Medical Products -- 2.2%
----------------------------------------------------------------
Novoste Corp.(1)                           40,000   $  2,160,000
Medical device manufacturer.
Thermo Cardiosystems, Inc.(1)             200,000      1,862,500
Manufactures implantable left
ventricular-assist systems.
----------------------------------------------------------------
                                                    $  4,022,500
----------------------------------------------------------------
Metals - Industrial -- 2.9%
----------------------------------------------------------------
RTI International Metals, Inc.(1)         260,000   $  3,656,250
U.S. producer of titanium mill and
fabricated-metal products for the
global market.
Stillwater Mining Co.(1)                   50,000      1,700,000
Explores, develops and mines platinum
and palladium.
----------------------------------------------------------------
                                                    $  5,356,250
----------------------------------------------------------------
Motor Homes -- 0.5%
----------------------------------------------------------------
Monaco Coach Corp.(1)                      50,000   $    875,000
A manufacturer of premium Class A motor
coaches and towable
recreational vehicles.
----------------------------------------------------------------
                                                    $    875,000
----------------------------------------------------------------
Networking Equipment -- 4.3%
----------------------------------------------------------------
Emulex Corp.(1)                            65,000   $  6,804,688
A designer, developer, and supplier of a
broad line of fibre channel host
adapters, hubs, ASIC's, and software
products that enhance access to, and
storage of, electronic data
and applications.
JNI Corp.(1)                               15,000      1,006,875
A designer and supplier of fibre channel
hardware and software products that
connect servers and data storage devices
to form storage area networks (SANs).
McDATA Corp. Class B(1)                     1,000        107,563
A provider of high performance
enterprise switches and related software
for connecting servers and storage
systems in a storage area network,
or SAN.
----------------------------------------------------------------
                                                    $  7,919,126
----------------------------------------------------------------
Oil and Gas - Equipment and Services -- 6.1%
----------------------------------------------------------------
Baker Hughes, Inc.                         85,000   $  3,107,813
Is engaged in the oilfield and
process industries.
SECURITY                                  SHARES    VALUE
----------------------------------------------------------------

Oil and Gas - Equipment and Services (continued)
----------------------------------------------------------------
Halliburton Co.                            48,000   $  2,544,000
Provides a variety of services,
equipment, maintenance and engineering
and construction to energy, industrial
and governmental customers.
Precision Drilling Corp.(1)               100,000      3,400,000
Provides oilfield and industrial
services in Canada and internationally.
R&B Falcon Corp.(1)                        50,000      1,425,000
Provides marine contract drilling and
ancillary services worldwide.
Santa Fe International Corp.               20,000        786,250
An international offshore and land
contract driller that also provides
drilling related services.
----------------------------------------------------------------
                                                    $ 11,263,063
----------------------------------------------------------------
Oil and Gas - Exploration and Production -- 1.4%
----------------------------------------------------------------
Enron Corp.                                30,000   $  2,546,250
Delivers physical commodities and
financial and risk management services.
Constructs and operates energy
facilities and produces electricity and
natural gas.
----------------------------------------------------------------
                                                    $  2,546,250
----------------------------------------------------------------
Optical Components -- 0.0%
----------------------------------------------------------------
Avanex Corp.(1)                               100   $     15,147
Designs, manufactures and markets fiber
optic based products, known as photonic
processors, which increase the
performance of optical networks.
----------------------------------------------------------------
                                                    $     15,147
----------------------------------------------------------------
Printing and Business Products -- 1.9%
----------------------------------------------------------------
Electronics for Imaging(1)                134,000   $  3,484,000
Designs and markets products that
support color and B&W printing on a
variety of peripheral devices.
----------------------------------------------------------------
                                                    $  3,484,000
----------------------------------------------------------------
Publishing -- 0.8%
----------------------------------------------------------------
Playboy Enterprises, Inc. (1)             100,000   $  1,468,750
Operates in six industry segments;
Publishing, Catalog, Entertainment,
Product Marketing, Playboy Online,
and Gaming.
----------------------------------------------------------------
                                                    $  1,468,750
----------------------------------------------------------------
Retail -- 2.8%
----------------------------------------------------------------
Hollywood Entertainment Corp.(1)          532,000   $  3,724,000
Owns and operates over 1,500 Hollywood
Video retail superstores in 44 states.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES    VALUE
----------------------------------------------------------------

Retail (continued)
----------------------------------------------------------------
ValueVision International, Inc.(1)         50,000   $  1,465,625
An integrated direct marketing company
which markets its products directly to
consumers through print and
electronic medias.
----------------------------------------------------------------
                                                    $  5,189,625
----------------------------------------------------------------
Retail - Food and Drug -- 0.7%
----------------------------------------------------------------
Duane Reade, Inc.(1)                       55,000   $  1,216,875
Large drugstore chain in New York.
----------------------------------------------------------------
                                                    $  1,216,875
----------------------------------------------------------------
Semiconductor Equipment -- 2.4%
----------------------------------------------------------------
Camtek Ltd.(1)                            250,000   $  2,375,000
Designs, develops, manufactures and
markets Automated Optical Inspection
(AOI) systems and related products.
Mattson Technology, Inc.(1)                40,000        875,000
A supplier of advanced, high
productivity semiconductor processing
equipment used in the fabrication of
integrated circuits.
Varian Semiconductor Equipment
Associates, Inc.(1)                        20,000      1,142,500
A leading supplier of ion implantation
systems to semiconductor manufacturers.
----------------------------------------------------------------
                                                    $  4,392,500
----------------------------------------------------------------
Semiconductors -- 6.9%
----------------------------------------------------------------
02Micro International Ltd.(1)                 450   $     11,475
Manufacturer of analog semiconductors.
Advanced Micro Devices, Inc.(1)           125,000      4,703,125
A worldwide semiconductor manufacturer.
Cirrus Logic, Inc.(1)                      50,000      1,512,500
Designs and manufactures integrated
circuits that employ high performance
analog and digital signal processing
(DSP) technologies.
Galileo Technology Ltd. (1)                60,000      1,766,250
Develops and markets advanced digital
semiconductor devices that perform
critical functions for network systems.
Micron Technology, Inc.(1)                 58,500      4,782,375
Designs, manufactures, develops, and
markets semiconductor memory products,
primarily DRAM, for use in
personal computers.
----------------------------------------------------------------
                                                    $ 12,775,725
----------------------------------------------------------------
Telecommunication Equipment -- 0.8%
----------------------------------------------------------------
Alcatel ADR                                 7,000   $    580,125
A European telecommunications company
operating in five segments: Networking,
Transport and Access, Enterprise and
Consumer, Telecom Components, and
Energy Cables.
SECURITY                                  SHARES    VALUE
----------------------------------------------------------------

Telecommunication Equipment (continued)
----------------------------------------------------------------
Corning, Inc.                               3,000   $    983,813
One of the world's leading producers of
fiber-optic cable, a product it invented
more than 20 years ago.
----------------------------------------------------------------
                                                    $  1,563,938
----------------------------------------------------------------
Telecommunications Services -- 2.8%
----------------------------------------------------------------
Canadian Satellite Communications, Inc.   100,000   $  2,000,490
Operates four divisions providing
satellite communication services and
television and radio signals.
EchoStar Communications(1)                 40,000      1,950,000
Provides direct satellite (DBS)
programming services and products such
as DBS set-top boxes, antennae and
other equipment.
InterVoice-Brite, Inc.(1)                  30,000        373,125
Develops, sells and services call
automation systems.
McLeodUSA, Inc.(1)                         50,000        790,625
Provides communication services to
business and residential customers in
the U.S. Midwestern and Rocky
Mountain regions.
----------------------------------------------------------------
                                                    $  5,114,240
----------------------------------------------------------------
Tobacco -- 2.9%
----------------------------------------------------------------
Philip Morris Co., Inc.                   177,833   $  5,268,303
A holding company whose principal
subsidiaries are engaged in the
manufacture and sale of various consumer
products, including cigarettes, packaged
and processed foods, and beverages.
----------------------------------------------------------------
                                                    $  5,268,303
----------------------------------------------------------------
Total Common Stocks -- 100.4%
   (identified cost $154,556,692)                   $184,254,291
----------------------------------------------------------------
Other Assets, Less Liabilities -- (0.4)%            $   (701,570)
----------------------------------------------------------------
Net Assets -- 100.0%                                $183,552,721
----------------------------------------------------------------

 Company descriptions are unaudited.

 ADR - American Depositary Receipt

 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $154,556,692)        $184,254,291
Receivable for investments sold                263,920
Dividends receivable                            29,146
------------------------------------------------------
TOTAL ASSETS                              $184,547,357
------------------------------------------------------

Liabilities
------------------------------------------------------
Demand note payable                       $    500,000
Payable for investments purchased              362,499
Due to bank                                     99,813
Accrued expenses                                32,324
------------------------------------------------------
TOTAL LIABILITIES                         $    994,636
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $183,552,721
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $153,855,122
Net unrealized appreciation (computed on
   the basis of identified cost)            29,697,599
------------------------------------------------------
TOTAL                                     $183,552,721
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2000
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes, $8,125)  $  1,277,937
Interest                                       357,957
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  1,635,894
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  1,144,005
Trustees' fees and expenses                     14,989
Custodian fee                                  121,789
Legal and accounting services                   37,795
Interest expense                                25,006
Miscellaneous                                      838
------------------------------------------------------
TOTAL EXPENSES                            $  1,344,422
------------------------------------------------------

NET INVESTMENT INCOME                     $    291,472
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)             $ 36,520,055
------------------------------------------------------
NET REALIZED GAIN                         $ 36,520,055
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(23,044,488)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(23,044,488)
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 13,475,567
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 13,767,039
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------
From operations --
   Net investment income                  $       291,472  $       815,130
   Net realized gain                           36,520,055        6,475,018
   Net change in unrealized
      appreciation (depreciation)             (23,044,488)      31,511,271
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    13,767,039  $    38,801,419
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     8,505,726  $    15,501,714
   Withdrawals                                (32,544,071)     (40,737,098)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   (24,038,345) $   (25,235,384)
--------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $   (10,271,306) $    13,566,035
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   193,824,027  $   180,257,992
--------------------------------------------------------------------------
AT END OF YEAR                            $   183,552,721  $   193,824,027
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------
                                    2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                 0.72%        0.71%        0.71%        0.72%        0.72%
   Interest expense                   0.01%          --           --           --           --
   Net investment income              0.16%        0.40%        0.73%        0.48%        0.73%
Portfolio Turnover                     274%          34%          55%          28%          62%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $183,553     $193,824     $180,258     $179,785     $146,732
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio is treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended August 31, 2000, $328 credit balances were used to reduce the Portfolio's custodian fee.

 E Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets. For the year ended August 31, 2000, the fee amounted to $1,144,005. Except as to the Trustees of the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2000, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $478,809,059 and $498,773,773, respectively, for the year ended August 31, 2000.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $155,497,706
    ------------------------------------------------------
    Gross unrealized appreciation             $ 37,396,436
    Gross unrealized depreciation               (8,639,851)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 28,756,585
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unparticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 2000, the Portfolio had a balance outstanding pursuant to this line of credit of $500,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2000.

GROWTH PORTFOLIO AS OF AUGUST 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF GROWTH PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Growth Portfolio (the "Portfolio") at August 31, 2000, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2000

EATON VANCE GROWTH FUND AS OF AUGUST 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE GROWTH FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President, Unicorn

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

GROWTH PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Arieh Coll
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President, Unicorn

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF GROWTH PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109



ADMINISTRATOR OF EATON VANCE GROWTH FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109



PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110



EATON VANCE GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109





--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
  444-10/00                                                              GFSRC